
A350 AIRBUS

CIRCOR | Energy | Aerospace & Defense

# First Quarter 2015 Investor Review

Presented April 28, 2015

# Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's future performance, including the performance of the Schroedahl acquisition, the realization of cost reduction due to restructuring activity and achievement of management's guidance. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The use of EBITDA, or earnings before interest, taxes, depreciation and amortization, is a non-GAAP financial measure. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company's performance.

***Within this presentation the Company uses non-GAAP financial measures, including adjusted net income, adjusted earnings per diluted share, adjusted operating income, adjusted operating margin, net debt, free cash flow, adjusted Q2 2014 revenue and earnings per diluted share and Q1 2014 pro forma revenue and adjusted earnings per diluted share. These measures are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company's performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's first-quarter 2015 news release available on its website at www.circor.com.***

# Q1 2015 Financial Highlights

| | Organic YOY Change | Reported YOY Change |
|---|---|---|
| • Orders of $182.3 million | +9% | (9%) |
| • Revenues of $165.9 million | (10%) | (21%) |
| • Adjusted Operating Margin of 8.8% | -100 bps | -60 bps |
| • Adjusted EPS of $0.60 | -12 cents | -18 cents |

*Notes:*
*1) Reported year-over-year change is not adjusted for divestitures or currency impact. Organic year-over-year change adjusts prior year amounts for divestitures and currency impact.*
*2) AOI Margin and Adjusted EPS exclude $1.5 million of special charges, net of recoveries during Q1 2015 and ($1.2) million of net special (recoveries) and charges during Q1 2014.*

# Schroedahl Acquisition

- Germany-based, privately held manufacturer of safety and control valves primarily for the power generation market
- Q2 Guidance – Revenue of $6 million and adjusted EPS of $0.08
- Transaction provides for:
  - Earnings accretion with strong, sustainable margins
  - Greater penetration of the high-growth power generation market
  - Increased presence in high-growth Asia
  - Differentiated technology
  - Leading market position in a niche market with high barriers to entry
  - Opportunity to leverage CIRCOR's global sales and operations footprint



ARC Valve
(Automatic Re-Circulation Valve)

# Energy Segment Highlights

*($ millions)*

| | Q1 2015 | Q1 2014 PF | YOY Change |
|---|---|---|---|
| Revenues | 127.6 | 152.0 | (16%) |
| Adjusted operating margin | 13.8% | 14.9% | -110 bps |

- **Revenues decreased 16%**
  - Negative FX impact of ~$10 million (7 points)
  - Lower short-cycle distributed valve sales
  - Higher large international project revenue
- **Adjusted operating margin decreased 110 bps**
  - Lower volume
  - Higher productivity and restructuring savings

*Note: Q1 2014 PF and YOY change exclude divestitures. AOI Margin excludes special and restructuring charges/(recoveries).*

# Aerospace & Defense Segment Highlights

*($ millions)*

| | Q1 2015 | Q1 2014 PF | YOY Change |
|---|---|---|---|
| Revenues | 38.3 | 46.2 | (17%) |
| Adjusted operating margin | 8.0% | 9.5% | -150 bps |

- **Revenues decreased 17%**
  - Lower structural landing gear sales
  - Lower UK Navy programs
  - Negative FX impact of ~$3 million (6 points)
- **Adjusted operating margin decreased 150 bps**
  - Unfavorable product mix
  - Structural landing gear product line exit
  - Higher productivity and restructuring savings

*Note: Q1 2014 PF and YOY change exclude divestitures. AOI Margin excludes special and restructuring charges/(recoveries).*

# Q1 P&L Highlights

*($ millions except per share data)*

| | Q1 2015 | Q1 2014 PF |
|---|---|---|
| Segments' **adjusted operating income**[1] | 20.6 | 26.9 |
| Special charges (recoveries), net | 1.5 | (1.2) |
| Corporate expenses[1] | 6.0 | 7.1 |
| **Operating Income** | **13.1** | **20.9** |
| Net interest (expense) | (0.6) | (0.9) |
| Other income | 0.5 | 0.5 |
| Provision for income taxes | (3.3) | (5.8) |
| **Net Income** | **9.6** | **14.6** |
| GAAP Tax Rate | 25.4% | 28.5% |
| Average diluted shares ('000) | 17,712 | 17,741 |
| US GAAP EPS | 0.54 | 0.82 |
| **Adjusted EPS**[2] | **0.60** | **0.79** |

*[1]Excludes special and restructuring charges/(recoveries)*

*[2]Excludes special and restructuring charges/(recoveries), net of tax*

*Note: Q1 2014 PF excludes divestitures.*

# Cash Flow and Debt Highlights

*($ millions)*

| | Q1 2015 | Q1 2014 |
|---|---|---|
| Cash Flow from Operations | (16.4) | 17.1 |
| Capital Expenditures | (2.0) | (2.7) |
| Free Cash Flow | (18.4) | 14.4 |

| | Apr. 5, 2015 | Mar. 30, 2014 |
|---|---|---|
| Total Debt | 37.5 | 56.1 |
| Cash, Cash Equivalents & ST Investments | 104.0 | 122.2 |
| Net Debt (Cash) | (66.4) | (66.1) |
| Debt to Equity | 8% | 11% |

Repurchased 301,647 shares at a value of $16.7 million

*Note: Net Debt is defined as Total Debt less cash, cash equivalents and short term investments.*

# Adjusted Q2 2014

*($ millions except per share data)*

| | Revenue | Adjusted EPS |
|---|---|---|
| Q2 2014 Reported | 207.9 | 0.91 |
| Divestitures[1] | (13.5) | (0.03) |
| FX - Estimate[2] | (15.5) | (0.09) |
| Q2 2014 Adjusted | 178.9 | 0.79 |

*Notes:*

1) *Divestitures reflects amounts associated with two business units divested in December 2014 and January 2015*
2) *FX assumes conversion to $US at the following rates; Euro = $1.08, GBP = $1.48*

# Restructuring Actions Summary

*($ millions)*

| | 2015 Savings | Annualized Savings | Status |
|---|---|---|---|
| Actions Announced in 2013 | 2.0 | 9.0 | Complete |
| Actions Announced in 2014 | 0.0 | 7.0 | Complete |
| Actions Announced in Q1 2015 | 5.0 | 8.0 | Complete Q2 2015 |
| Actions Announced in Q2 2015 | 3.0 | 5.0 | Substantially complete Q2 2015 |
| Total | 10.0 | 29.0 | |
| Reinvestment for Growth | – | (7.0) | |
| Net Savings | 10.0 | 22.0 | |

*Note: $7 million in savings from actions in 2014 were fully reinvested in growth initiatives.*

# Q2 2015 Guidance as of April 28, 2015

*($ millions except per share data)*

| | Q2 2015 Low | Q2 2015 High |
|---|---|---|
| **Revenue** | **$145** | **$160** |
| **Expected Adjusted Earnings Per Common Share (Diluted)** | **0.45** | **0.55** |
| Less: | | |
| Restructuring related charges, net of tax<br>Special charges, net of tax | 0.14 | 0.13 |
| **Expected Earnings Per Common Share (Diluted)** | **0.31** | **0.42** |

*Note: Assumes 28% to 29% tax rate and exchange rates Euro = $1.08, GBP = $1.48.*

# Appendix

# Order Trends

*($ millions)*

## Energy


147
149
187
149
143
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

## Aerospace & Defense


37
40
42
43
39
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

*Note: Excludes divested businesses. Not adjusted for foreign currency impact.*